UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report
to Shareholders

DWS RREEF Real Estate
Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.84%, 1.67%, 1.62%, 1.07% and 0.55% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and Life of Fund periods for Classes A and B shares and for all periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/07
DWS RREEF Real Estate Securities Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	-5.84%	14.10%	21.84%	20.06%	21.08%
Class B	-6.21%	13.13%	20.78%	19.00%	20.06%
Class C	-6.17%	13.25%	20.89%	19.12%	20.14%
Class R	-5.89%	13.91%	21.49%	19.72%	20.80%
Institutional Class	-5.67%	14.48%	22.21%	20.38%	21.46%
S&P 500® Index+	6.96%	20.59%	11.68%	10.71%	2.71%
MSCI US REIT Index++	-6.45%	12.05%	21.24%	18.53%	19.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 6/30/07	$ 24.87	$ 24.83	$ 24.90	$ 24.90	$ 24.88
12/31/06	$ 26.53	$ 26.48	$ 26.55	$ 26.55	$ 26.53
Distribution Information: Six Months as of 6/30/07: Income Dividends	$ .12	$ .00**	$ .01	$ .09	$ .15
** Amount is less than $.005.
Institutional Class Lipper Rankings — Real Estate Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	58	of	266	22
3-Year	54	of	207	26
5-Year	35	of	138	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,754	$17,048	$23,514	$40,171
	Average annual total return	7.54%	19.46%	18.65%	20.13%
Class B	Growth of $10,000	$11,013	$17,418	$23,760	$39,981
	Average annual total return	10.13%	20.32%	18.90%	20.06%
Class C	Growth of $10,000	$11,325	$17,668	$23,988	$40,195
	Average annual total return	13.25%	20.89%	19.12%	20.14%
Class R	Growth of $10,000	$11,391	$17,933	$24,592	$41,895
	Average annual total return	13.91%	21.49%	19.72%	20.80%
S&P 500 Index+	Growth of $10,000	$12,059	$13,928	$16,631	$12,249
	Average annual total return	20.59%	11.68%	10.71%	2.71%
MSCI US REIT Index++	Growth of $10,000	$11,205	$17,821	$23,400	$39,199
	Average annual total return	12.05%	21.24%	18.53%	19.75%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,144,800	$1,825,100	$2,527,600	$4,361,900
	Average annual total return	14.48%	22.21%	20.38%	21.46%
S&P 500 Index+	Growth of $1,000,000	$1,205,900	$1,392,800	$1,663,100	$1,224,900
	Average annual total return	20.59%	11.68%	10.71%	2.71%
MSCI US REIT Index++	Growth of $1,000,000	$1,120,500	$1,782,100	$2,340,000	$3,919,900
	Average annual total return	12.05%	21.24%	18.53%	19.75%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.62% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/07
DWS RREEF Real Estate Securities Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class S	-5.72%	14.36%	21.97%	20.09%	21.13%
S&P 500 Index+	6.96%	20.59%	11.68%	10.71%	2.71%
MSCI US REIT Index++	-6.45%	12.05%	21.24%	18.53%	19.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/07	$ 24.89
12/31/06	$ 26.53
Distribution Information: Six Months as of 6/30/07: Income Dividends	$ .13
Class S Lipper Rankings — Real Estate Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	59	of	266	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended June 30
Comparative Results as of 6/30/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,436	$18,147	$24,977	$42,760
	Average annual total return	14.36%	21.97%	20.09%	21.13%
S&P 500 Index+	Growth of $10,000	$12,059	$13,928	$16,631	$12,249
	Average annual total return	20.59%	11.68%	10.71%	2.71%
MSCI US REIT Index++	Growth of $10,000	$11,205	$17,821	$23,400	$39,199
	Average annual total return	12.05%	21.24%	18.53%	19.75%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 941.60	$ 937.90	$ 938.30	$ 941.10	$ 942.80	$ 943.30
Expenses Paid per $1,000*	$ 4.38	$ 8.22	$ 7.98	$ 5.10	$ 4.00	$ 2.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.28	$ 1,016.31	$ 1,016.56	$ 1,019.54	$ 1,020.68	$ 1,022.12
Expenses Paid per $1,000*	$ 4.56	$ 8.55	$ 8.30	$ 5.31	$ 4.16	$ 2.71
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS RREEF Real Estate Securities Fund	.91%	1.71%	1.66%	1.06%	.83%	.54%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during the six months ended June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Securities Fund perform during its most recent semiannual period?

A: After a positive start to the six-month period stemming from strong merger and acquisition (M&A) activity, REITs pulled back substantially on global interest rate concerns. For the six months ended June 30, 2007, DWS RREEF Real Estate Securities Fund's Class A shares returned -5.84%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, returned -6.45% over the same period.1

1 The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Will you review the fund's investment process?

A: In managing the portfolio, we use an established investment discipline that we have developed over a number of years. We employ a quarterly sector allocation process in which we decide to overweight or underweight certain sectors of the REIT market, based on where we believe sector outperformance will occur.2 Next, we employ a bottom-up stock selection process. The portfolio holds anywhere from 50 to 65 issues at any given time, and we invest in what we think will be the top-returning names in each sector. Meanwhile, we seek to avoid the weakest companies that we expect to underperform.

2 "Overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What factors influenced the performance of REITs in the first half of the year?

A: With the start of 2007, REITs enjoyed a particularly strong January as it appeared imminent that the large office REIT Equity Office Properties would be acquired by the Blackstone Group (a private investment and advisory firm) and therefore removed from the REIT investment universe. This caused investors to reallocate across other large-cap REITs, which initially drove the market higher.

From February through the end of the six-month period, however, the M&A activity that had buoyed the REIT market for more than 12 months subsided somewhat. Though M&A continued to provide a "floor" for the market, market watchers began to worry over valuations and whether several rounds of rate hikes by central banks globally would make REIT yields look less attractive. Problems in the subprime mortgage area also negatively affected our market, as a significant number of subprime companies are headquartered in office REIT properties in Orange County, California. June was an especially difficult month as many investors in the broader stock market ("nondedicated" investors) rotated out of REITs and Treasury yields increased significantly.

Q: What contributed to and detracted from performance over the period?

A: Overall, stock selection benefited the fund's performance compared with the benchmark, as did sector selection. In a difficult period for REITs, one net positive for the real estate securities market and for the fund was the acquisition of apartment REIT Archstone-Smith Trust by Tishman Speyer Properties and Lehman Brothers at the end of May. One of the largest individual detractors from performance came from the fund's holdings in AvalonBay Communities, Inc., which declined in price after it was the object of unfounded takeover speculation.

Q: Will you describe the performance of various REIT sectors?

A: Offices underperformed during the period. Following the announcement of the Blackstone Group's acquisition of Equity Office Properties (EOP), initially other office REITs benefited from the redistribution of capital from EOP, but investors began to see the sector as overvalued. As mentioned, the significant concentration of subprime mortgage companies in office REIT properties in Orange County, California also hurt the sector. However, one development that helped office REITs came in May from Crescent Real Estate Equities Company's announcement that it had agreed to be acquired by Morgan Stanley Real Estate (neither REIT was held by the fund).

REIT investors initially rotated out of other real estate sectors and into regional malls, making malls the top-performing sector during the first four months of the period, before they faltered. One important contribution came from the announcement that the Mills Corp., a long-term drag on sector performance (based in part on cost overruns and delays with the mega-project Xanadu in the New Jersey Meadowlands) agreed to be acquired in a joint venture between Farallon Capital Management, L.L.C. and an entity owned by Simon Property Group. Sector performance then began to decline in May as M&A "buzz" within the mall area dissipated.

In a difficult environment, the hotel REIT sector represented one of the few bright spots. Hotels were more successful than most other areas of the REIT market in withstanding the heavy selling pressure that we witnessed in the first half of 2007. Demand for lodging is strong, and M&A continues to be active within hotels. And though neither company was held by the fund, the acquisition of Equity Inns Inc. by Whitehall Street Global Real Estate Limited Partnership gave the sector a significant boost. Starwood Hotels & Resorts Worldwide, Inc. benefited from the healthy outlook for this sector.

Retail was another REIT sector that outperformed early in the year based on M&A activity and speculation, then declined. Kimco Realty Corporation (not held by the fund) was a significant detractor within the retail area of the MSCI US REIT Index, as investors grew concerned about the viability of the company's business model.

Apartments began 2007 as a weaker performer, but rebounded in the second quarter based on M&A, especially the Archstone transaction. The apartment REIT AvalonBay was a significant detractor within the sector. In addition, industrial REITs disappointed, as downward revisions of GDP statistics, a key indicator for the industrial market, discouraged investors.

Q: What are the prospects for the REIT marketplace for the remainder of 2007?

A: As mentioned, despite the fact that many nondedicated investors have shifted to other areas of the stock market, continued "buzz" over possible M&A transactions is still lending support to the REIT market. In addition, following the significant pullback in REIT prices during the first half of the year, Green Street Advisors, a closely followed independent research and consulting firm for the REIT market, stated that REIT prices as of June 30th, 2007 were discounted 9.9% below their underlying property value. This represents the largest discount in REIT prices over the past seven years. While we anticipate more volatility for the REIT market — in part because we think global interest rates will continue to trend higher — we think it is encouraging that valuations have become more attractive. We also think that REIT market fundamentals — in the form of rent growth, large pools of capital available for investment and continued high "replacement costs" (i.e., high construction costs that make it more expensive to add supply to the market) — look promising. Going forward, we will continue to maintain positions in the highest quality assets and real estate markets that we believe to be fundamentally strong.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Office	23%	26%
Regional Malls	19%	16%
Apartments	18%	21%
Hotels	9%	9%
Shopping Centers	8%	7%
Industrial	7%	7%
Health Care	7%	6%
Storage	4%	6%
Manufactured Homes	1%	1%
Specialty Services	1%	1%
Other	3%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (51.3% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	9.2%
2. Vornado Realty Trust Operator of investments in community shopping centers	7.2%
3. General Growth Properties, Inc. Owner and developer of shopping mall centers	6.0%
4. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	6.0%
5. SL Green Realty Corp. Owns and operates office buildings	5.0%
6. ProLogis Owner of global corporate distribution facilities	4.2%
7. Regency Centers Corp. Operator of real estate properties	3.8%
8. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.5%
9. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	3.2%
10. The Macerich Co. A fully integrated, self-administered and self-managed real estate investment trust	3.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 100.1%
Real Estate Investment Trusts ("REITs") 97.3%
Apartments 18.5%
American Campus Communities, Inc.	207,000	5,856,030
Apartment Investment & Management Co. "A"	1,217,797	61,401,325
Archstone-Smith Trust	786,221	46,473,523
AvalonBay Communities, Inc. (a)	954,907	113,519,344
BRE Properties, Inc.	470,100	27,872,229
Equity Residential	419,625	19,147,489
Essex Property Trust, Inc. (a)	440,159	51,190,492
Post Properties, Inc.	498,350	25,978,985
		351,439,417
Health Care 7.1%
Cogdell Spencer, Inc.	286,450	5,898,006
Healthcare Realty Trust, Inc.	191,650	5,324,037
LTC Properties, Inc.	767,274	17,455,483
Nationwide Health Properties, Inc. (a)	1,404,563	38,204,114
Senior Housing Properties Trust	1,087,650	22,133,677
Ventas, Inc.	1,264,800	45,849,000
		134,864,317
Hotels 8.7%
DiamondRock Hospitality Co.	1,691,650	32,276,682
FelCor Lodging Trust, Inc.	1,345,990	35,036,120
Host Hotels & Resorts, Inc.	2,616,100	60,484,232
LaSalle Hotel Properties	877,589	38,104,914
		165,901,948
Industrial 7.3%
AMB Property Corp.	1,117,750	59,486,655
ProLogis	1,394,648	79,355,471
		138,842,126
Manufactured Homes 1.4%
Equity Lifestyle Properties, Inc.	490,494	25,598,882
Office 22.7%
BioMed Realty Trust, Inc. (a)	763,681	19,183,667
Boston Properties, Inc. (a)	484,450	49,476,878
Digital Realty Trust, Inc. (a)	923,243	34,787,796
Douglas Emmett, Inc.	449,250	11,114,445
Kilroy Realty Corp.	136,750	9,687,370
Mack-Cali Realty Corp.	845,926	36,789,322
Parkway Properties, Inc. (a)	405,600	19,480,968
SL Green Realty Corp.	767,300	95,060,797
Vornado Realty Trust	1,254,432	137,786,811
Washington Real Estate Investment Trust (a)	508,600	17,292,400
		430,660,454
Regional Malls 19.1%
General Growth Properties, Inc.	2,158,432	114,288,974
Simon Property Group, Inc.	1,880,895	174,998,471
Taubman Centers, Inc.	270,050	13,397,181
The Macerich Co.	736,946	60,739,089
		363,423,715
Shopping Centers 8.0%
Federal Realty Investment Trust	660,137	51,002,185
Regency Centers Corp.	1,021,000	71,980,500
Tanger Factory Outlet Centers, Inc. (a)	765,100	28,652,995
		151,635,680
Specialty Services 0.8%
Entertainment Properties Trust	286,223	15,393,073
Storage 3.7%
Extra Space Storage, Inc.	231,600	3,821,400
Public Storage, Inc.	855,328	65,706,297
		69,527,697
Total Real Estate Investment Trusts ("REITs")		1,847,287,309

Other 2.8%
Brookfield Properties Corp.	947,911	23,043,716
FrontLine Capital Group*	12,400	0
Starwood Hotels & Resorts Worldwide, Inc.	467,651	31,365,353
		54,409,069
Total Common Stocks (Cost $1,573,185,816)		1,901,696,378

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $107,783,525)	107,783,525	107,783,525
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,680,969,341)+	105.8	2,009,479,903
Other Assets and Liabilities, Net	(5.8)	(110,552,760)
Net Assets	100.0	1,898,927,143
* Non-income producing security.
+ The cost for federal income tax purposes was $1,679,189,133. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $330,290,770. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $359,775,923 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,485,153.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $105,190,299 which is 5.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,573,185,816) — including $105,190,299 of securities loaned	$ 1,901,696,378
Investment in Daily Assets Fund Institutional (cost $107,783,525)*	107,783,525
Total investments in securities, at value (cost $1,680,969,341)	2,009,479,903
Cash	120,141
Receivable for investments sold	34,773,423
Dividends receivable	4,797,304
Interest receivable	30,240
Receivable for Fund shares sold	8,136,443
Foreign taxes recoverable	17,243
Other assets	128,517
Total assets	2,057,483,214
Liabilities
Payable upon return of securities loaned	107,783,525
Payable for investments purchased	22,351,238
Note payable	16,050,000
Payable for Fund shares redeemed	10,568,471
Accrued management fee	642,343
Other accrued expenses and payables	1,160,494
Total liabilities	158,556,071
Net assets, at value	$ 1,898,927,143
Net Assets
Net assets consist of: Undistributed net investment income	17,907,155
Net unrealized appreciation (depreciation) on investments	328,510,562
Accumulated net realized gain (loss)	161,568,340
Paid-in capital	1,390,941,086
Net assets, at value	$ 1,898,927,143
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($711,539,618 ÷ 28,605,959 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 24.87
Maximum offering price per share (100 ÷ 94.25 of $24.87)	$ 26.39

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,500,401 ÷ 1,147,790 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 24.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($92,265,238 ÷ 3,705,710 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 24.90
Class R Net Asset Value, offering and redemption price(a) per share ($21,219,898 ÷ 852,320 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 24.90
Class S Net Asset Value, offering and redemption price(a) per share ($390,440,423 ÷ 15,688,936 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 24.89

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($654,961,565 ÷ 26,327,039 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 24.88
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,826)	$ 33,706,819
Interest — Cash Management QP Trust	629,670
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,690
Other income	565
Total Income	34,422,744
Expenses: Management fee	4,223,549
Distribution service fees	2,059,062
Services to shareholders	1,437,829
Administration fee	1,109,586
Registration fees	74,620
Reports to shareholders	85,508
Auditing	39,040
Custodian fee	34,920
Trustees' fees and expenses	25,159
Legal	23,668
Interest expense	41,830
Other	43,418
Total expenses before expense reductions	9,198,189
Expense reductions	(26,346)
Total expenses after expense reductions	9,171,843
Net investment income	25,250,901
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	125,329,294
Net unrealized appreciation (depreciation) during the period on investments	(276,260,952)
Net gain (loss) on investment transactions	(150,931,658)
Net increase (decrease) in net assets resulting from operations	$ (125,680,757)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 25,250,901	$ 27,444,399
Net realized gain (loss) on investment transactions	125,329,294	138,441,014
Net unrealized appreciation (depreciation) during the period on investment transactions	(276,260,952)	371,281,963
Net increase (decrease) in net assets resulting from operations	(125,680,757)	537,167,376
Distributions to shareholders from: Net investment income: Class A	(4,413,750)	(18,859,241)
Class B	(5,242)	(458,401)
Class C	(40,790)	(1,659,772)
Class R	(86,043)	(293,743)
Class S	(1,091,741)	(110,963)
Institutional Class	(4,454,910)	(12,884,195)
Net realized gains: Class A	—	(64,795,214)
Class B	—	(1,934,026)
Class C	—	(6,799,029)
Class R	—	(1,309,044)
Class S	—	(908,760)
Institutional Class	—	(38,772,845)
Fund share transactions: Proceeds from shares sold	888,414,363	779,342,074
Reinvestment of distributions	8,361,724	128,600,679
Cost of shares redeemed	(993,227,543)	(485,403,119)
Redemption fees	115,730	117,713
Net increase (decrease) in net assets from Fund share transactions	(96,335,726)	422,657,347
Increase (decrease) in net assets	(232,108,959)	811,039,490
Net assets at beginning of period	2,131,036,102	1,319,996,612
Net assets at end of period (including undistributed net investment income of $17,907,155 and $2,748,730, respectively)	$ 1,898,927,143	$ 2,131,036,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.30	.39	.42	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	(1.84)	7.33	1.96	4.79	4.37	.06	(.25)
Total from investment operations	(1.54)	7.72	2.38	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.12)	(.51)	(.65)	(.58)	(.55)	(.09)	(.15)
Net realized gain on investment transactions	—	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	—	(.06)	(.02)	—
Total distributions	(.12)	(2.02)	(1.95)	(1.96)	(.76)	(.15)	(.15)
Redemption fee	.00+	.00+	.00+	—	—	—	—
Net asset value, end of period	$ 24.87	$ 26.53	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[e]	(5.84)**	37.73[f]	11.89	31.57	38.51	1.11f**	(1.55)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	712	1,205	723	814	481	210	200
Ratio of expenses before expense reductions (%)	.91*	.91	.80	.82	.88	1.26	2.20
Ratio of expenses after expense reductions (%)	.91*	.82	.80	.82	.88	1.25*	1.25*
Ratio of net investment income (%)	1.09**	1.62	2.05	2.60	3.39	.60g**	1.27*
Portfolio turnover rate (%)	45**	60	66[h]	79	25	36*	44
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the one-month period ended December 31, 2002.
[c] For the period from September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized ** Not annualized + Amount is less than $.005.

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 26.48	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.19	.18	.23	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	(1.84)	7.33	1.96	4.80	4.38	.07	(.24)
Total from investment operations	(1.65)	7.51	2.19	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.00)+	(.35)	(.46)	(.40)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	—	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	—	(.06)	(.02)	—
Total distributions	(.00)+	(1.86)	(1.76)	(1.78)	(.65)	(.13)	(.13)
Redemption fees	.00+	.00+	.00+	—	—	—	—
Net asset value, end of period	$ 24.83	$ 26.48	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[e]	(6.21)**	36.53[f]	10.84	30.24	37.36	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	36	29	32	22	7	7
Ratio of expenses before expense reductions (%)	1.71*	1.73	1.72	1.79	1.85	2.28	2.69
Ratio of expenses after expense reductions (%)	1.71*	1.72	1.72	1.79	1.85	2.00*	2.00*
Ratio of net investment income (%)	.69**	.72	1.13	1.63	2.42	.54g**	.52*
Portfolio turnover rate (%)	45**	60	66[h]	79	25	36*	44
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the one-month period ended December 31, 2002.
[c] For the period from September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized ** Not annualized + Amount is less than $.005.

Class C Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 26.55	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.19	.20	.26	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	(1.83)	7.35	1.96	4.80	4.41	.07	(.24)
Total from investment operations	(1.64)	7.55	2.22	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.01)	(.37)	(.48)	(.42)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	—	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	—	(.06)	(.02)	—
Total distributions	(.01)	(1.88)	(1.78)	(1.80)	(.65)	(.13)	(.13)
Redemption fees	.00+	.00+	.00+	—	—	—	—
Net asset value, end of period	$ 24.90	$ 26.55	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[e]	(6.17)f**	36.67[f]	11.00	30.35	37.59	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	126	93	81	34	1	1
Ratio of expenses before expense reductions (%)	1.66*	1.64	1.61	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.66*	1.62	1.61	1.68	1.75	2.00*	2.00*
Ratio of net investment income (%)	.72**	.82	1.24	1.74	2.52	.54g**	.52*
Portfolio turnover rate (%)	45**	60	66[h]	79	25	36*	44
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the one-month period ended December 31, 2002.
[c] For the period from September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[h] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized ** Not annualized + Amount is less than $.005.

Class R Years Ended December 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.55	$ 20.83	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income[c]	.27	.34	.35	.38	.03
Net realized and unrealized gain (loss) on investment transactions	(1.83)	7.34	1.96	4.81	1.30
Total from investment operations	(1.56)	7.68	2.31	5.19	1.33
Less distributions from: Net investment income	(.09)	(.45)	(.57)	(.51)	(.09)
Net realized gain on investment transactions	—	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(.09)	(1.96)	(1.87)	(1.89)	(.30)
Redemption fees	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 24.90	$ 26.55	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	(5.89)**	37.45	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	25	9	2	1
Ratio of expenses (%)	1.06*	1.03	1.16	1.33	1.25*
Ratio of net investment income (%)	1.01**	1.41	1.69	2.09	.21d**
Portfolio turnover rate (%)	45**	60	66[e]	79	25
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.
[c] Based on average shares outstanding during the period.
[d] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
+ Amount is less than $.005.

Class S Years Ended December 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.80	$ 19.81
Income (loss) from investment operations: Net investment income[c]	.31	.41	.29
Net realized and unrealized gain (loss) on investment transactions	(1.82)	7.35	2.45
Total from investment operations	(1.51)	7.76	2.74
Less distributions from: Net investment income	(.13)	(.52)	(.45)
Net realized gain on investment transactions	—	(1.51)	(1.30)
Total distributions	(.13)	(2.03)	(1.75)
Redemption fees	.00+	.00+	.00+
Net asset value, end of period	$ 24.89	$ 26.53	$ 20.80
Total Return (%)	(5.72)**	37.98	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	390	19	2
Ratio of expenses (%)	.83*	.73	.76*
Ratio of net investment income (%)	1.13**	1.71	2.00*
Portfolio turnover rate (%)	45**	60	66[d]
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
+ Amount is less than $.005.

Institutional Class Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30
Income (loss) from investment operations: Net investment income[d]	.35	.46	.48	.53	.55	.08	.45
Net realized and unrealized gain (loss) on investment transactions	(1.85)	7.33	1.96	4.77	4.37	.06	.77
Total from investment operations	(1.50)	7.79	2.44	5.30	4.92	.14	1.22
Less distributions from: Net investment income	(.15)	(.56)	(.71)	(.62)	(.59)	(.10)	(.55)
Net realized gain on investment transactions	—	(1.51)	(1.30)	(1.38)	(.15)	(.04)	(.99)
Tax return of capital	—	—	—	—	(.06)	(.02)	—
Total distributions	(.15)	(2.07)	(2.01)	(2.00)	(.80)	(.16)	(1.54)
Redemption fees	.00+	.00+	.00+	—	—	—	—
Net asset value, end of period	$ 24.88	$ 26.53	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98
Total Return (%)	(5.67)e**	38.14[e]	12.19	31.88	38.91	1.13e**	9.58e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	655	720	464	353	166	24	22
Ratio of expenses before expense reductions (%)	.54*	.58	.53	.54	.63	1.06*	1.25
Ratio of expenses after expense reductions (%)	.54*	.54	.53	.54	.63	1.00*	1.14
Ratio of net investment income (%)	1.27**	1.90	2.32	2.88	3.64	.62f**	3.44
Portfolio turnover rate (%)	45**	60	66[g]	79	25	.36*	44
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the one-month period ended December 31, 2002.
[c] For the period from September 3, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[g] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized ** Not annualized + Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware. This Fund is currently closed to most new investors.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $978,536,115 and $1,028,214,405, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the management agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Accordingly for the six months ended June 30, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

For the period from January 1, 2007 through January 21, 2007, the Advisor had voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.71%
Class C	1.60%
Class R	1.15%
Class S	1.35%
Institutional Class	.53%

For the period from January 22, 2007 through June 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	1.35%
Institutional Class	1.35%

Administration Fee. Pursuant to the Administrative Services Agreement with the DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2007, the Advisor received an Administration Fee of $1,109,586, of which $167,834 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2007
Class A	$ 406,267	$ —	$ 89,670
Class B	30,740	—	10,756
Class C	74,665	1,768	18,521
Class R	3,651	—	1,278
Class S	88,122	—	75,402
Institutional Class	72,640	24,268	39,319
	$ 676,085	$ 26,036	$ 234,946

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended June 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2007
Class B	$ 130,480	$ 19,417
Class C	431,333	60,306
Class R	33,299	4,840
	$ 595,112	$ 84,563

In addition, DWS-SDI provides information and administration services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2007	Annualized Effective Rate
Class A	$ 1,270,684	$ 124,429.22%
Class B	42,417	6,833.24%
Class C	139,196	22,108.24%
Class R	11,653	5,598.09%
	$ 1,463,950	$ 158,968

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2007 aggregated $14,753.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2007, the CDSC for Class B and C shares aggregated $6,912 and $33,343, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2007, DWS-SDI received $1,344 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,050, of which $354 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2007, the Fund's custodian fees were reduced by $310 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

At June 30, 2007, the Fund had a $16,050,000 outstanding loan. Interest expense incurred on the borrowing was $41,830 for the six months ended June 30, 2007. The average dollar amount of the borrowings was $9,134,483, the weighted average interest rate on these borrowings was 5.76% and the Fund had a loan outstanding for twenty nine days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,828,033	$ 189,851,124	16,590,589	$ 401,221,650
Class B	31,491	872,464	234,840	5,757,176
Class C	67,342	1,876,427	1,154,237	27,886,926
Class R	216,180	6,015,962	714,546	17,234,884
Class S	16,954,686	461,654,342	701,133	17,824,143
Institutional Class	8,261,151	228,144,044	12,920,097	309,417,295
		$ 888,414,363		$ 779,342,074
Shares issued to shareholders in reinvestment of distributions
Class A	154,606	$ 4,124,537	3,136,424	$ 79,443,543
Class B	177	4,408	77,976	1,979,789
Class C	1,319	33,026	275,092	7,004,053
Class R	3,218	85,004	61,338	1,564,667
Class S	43,386	1,089,809	33,492	860,194
Institutional Class	114,658	3,024,940	1,489,933	37,748,433
		$ 8,361,724		$ 128,600,679
Shares redeemed
Class A	(23,810,515)	$ (647,527,945)	(8,992,372)	$ (213,897,026)
Class B	(232,908)	(6,258,006)	(342,834)	(8,190,905)
Class C	(1,110,102)	(30,275,293)	(1,113,606)	(26,900,395)
Class R	(294,222)	(7,897,254)	(297,085)	(7,453,244)
Class S	(2,033,389)	(54,744,663)	(117,605)	(2,868,516)
Institutional Class	(9,191,023)	(246,524,382)	(9,583,780)	(226,093,033)
		$ (993,227,543)		$ (485,403,119)
Redemption fees		$ 115,730		$ 117,713
Net increase (decrease)
Class A	(16,827,876)	$ (453,461,858)	10,734,641	$ 266,871,777
Class B	(201,240)	(5,381,134)	(30,018)	(452,671)
Class C	(1,041,441)	(28,365,647)	315,723	7,993,094
Class R	(74,824)	(1,796,263)	478,799	11,346,308
Class S	14,964,683	408,007,159	617,020	15,816,119
Institutional Class	(815,214)	(15,337,983)	4,826,250	121,082,720
		$ (96,335,726)		$ 422,657,347

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	23339E 491	23339E 483	23339E 475	23339E 442
Fund Number	425	625	725	595
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339E 467
Fund Number	1502
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRREX
Fund Number	2325

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007